SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported):

                               September 29, 2000

                                -----------------


                          ORASURE TECHNOLOGIES, INC.
            (Exact name of Registrant as specified in its charter)

         Delaware                    1-10492                  36-4370966
      (State or other              (Commission               (IRS Employer
       jurisdiction                 File No.)             Identification No.)
     of incorporation)

                             8505 SW Creekside Place
                          Beaverton, Oregon 97008-7108
               (Address of principal executive offices) (Zip code)

                                 (503) 641-6115
              (Registrant's telephone number, including area code)



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Items 2.  Acquisition or Disposition of Assets

      On September 29, 2000, STC Technologies, Inc., a Delaware corporation ("STC"), and Epitope, Inc., an Oregon Corporation ("Epitope"), were merged (the "Mergers") into OraSure Technologies Inc. ("Registrant"), a new corporation that was formed under Delaware law solely for the purposes of combining the two companies and changing the state of incorporation of Epitope from Oregon to Delaware. The companies were merged pursuant to that certain Agreement and Plan of Merger, dated May 6, 2000 (the "Merger Agreement"), by and among Epitope, the Registrant and STC. The shareholders of STC and Epitope approved the Merger Agreement on September 29, 2000.

      The Mergers are being accounted for as a "pooling of interests."

      The agreement is a $260 million all stock deal. As a result of the Mergers
(i) each share of STC common stock was converted into the right to receive five and two hundred ninety-six one thousandths (5.296) shares of Registrant's common stock and (ii) each share of Epitope common stock was converted into the right to receive one share of Registrant's common stock.

      Epitope and STC mailed a definitive joint proxy statement/prospectus (the "Joint Proxy Statement/Prospectus") to their respective stockholders on August 31, 2000, which sets forth certain information regarding the Mergers, the Registrant, Epitope and STC, including, but not limited to, the manner of the Mergers, the nature of any material relationships between Registrant, Epitope and STC or any officer or director of such parties and the nature of Epitope's and STC' business. The Joint Proxy Statement/Prospectus is incorporated herein as Exhibit 20.1. In addition, the foregoing summary is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein as Exhibit 2.1.

      OraSure's common stock is registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). OraSure is deemed to be the successor to Epitope's prior Exchange Act registration, under Rule 12g-3(a) promulgated under the Exchange Act.

Item 5.  Other Events

      In connection with the Mergers, the Registrant's board of directors was reduced from nine to seven members. In addition, six members of the board -- W. Charles Armstrong, Andrew S. Goldstein, G. Patrick Sheaffer, Robert J. Zollars, Margaret H. Jordan and Michael J. Paxton -- resigned as directors of the Registrant.

      The Registrant's articles of incorporation divides the board of directors into three classes of directors, with the directors serving staggered terms of three years and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal. The board of directors presently is composed of six persons, three of whom were designated by Epitope at the time of the Mergers and three of whom were designated by STC at the time of the Mergers. There remains one vacancy on the board.

      The six persons presently serving on the board of directors are Frank G. Hausmann, Roger L. Pringle, Robert D. Thompson, Michael G. Bolton, William W. Crouse, and Michael J. Gausling. Messrs. Hausmann and Bolton are designated as Class I directors and have been
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appointed to a term expiring at the time of the annual  meeting of  shareholders in 2001. Messrs. Pringle and Crouse are designated as Class II directors and have been appointed to a term expiring at the time of the annual meeting of shareholders in 2002. Messrs. Thompson and Gausling are designated as Class III directors and have been appointed to a term expiring at the time of the annual meeting of shareholders in 2003.

Item 7.  Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired.

            The financial statements required by this Item 7(a) of Epitope as of September 30, 1999 and 1998 and for each of the three years ended September 30, 1999, 1998, and 1997, are incorporated herein by reference as Exhibit 20.2. The unaudited financial statements for the nine-months ended June 30, 2000 and 1999, are incorporated herein by reference to
      Exhibit 20.3.

            The financial statements required by this Item 7(a) of STC as of December 31, 1999 and 1998 and for each of the three years ended December 31, 1999, 1998 and 1997 together with unaudited financial statements for the six-months ended June 30, 2000 and 1999, are incorporated herein by reference as Exhibit 20.4.

      (b)   Pro Forma Financial Information.

            The unaudited pro forma balance sheets as of June 30, 2000 and September 30, 1999 and statements of operations for the nine-months ended June 30, 2000 and 1999, and for the years ended September 30, 1999, 1998 and 1997, required by this Item 7(b) are incorporated by reference as
      Exhibit 20.5

      (c)   Exhibits.

      Exhibit No.       Description

      Exhibit 2.1 Agreement and Plan of Merger, dated May 6, 2000, by and among Epitope, Inc., OraSure Technologies, Inc. (f/k/a Edward Merger Subsidiary, Inc.) and STC Technologies, Inc. (filed with the Registrant's Form S-4 Registration Statement (File No. 333-39210) as ANNEX A thereto, and incorporated herein by reference).

      Exhibit 20.1 Joint Proxy Statement/Prospectus (filed as a part of the Registrant's Form S-4 Registration Statement (File No. 333-39210) and incorporated herein by reference)..

      Exhibit 20.2 Audited financial statements of Epitope as of September 30, 1999 and 1998 and for each of the three years ended September 30, 1999, 1998, and 1997 (filed with Epitope's Annual Report on Form 10-K for the year ended September 30, 1999, and incorporated herein by reference).

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

      Exhibit 20.3 Unaudited financial statements of Epitope for the nine-months ended June 30, 2000 (filed with Epitope's Quarterly Report on Form 10-Q for the nine-months ended June 30, 2000, and incorporated herein by reference).

      Exhibit 20.4 The financial statements of STC as of December 31, 1999 and 1998 and for each of the three years ended December 31, 1999, 1998 and 1997 together with unaudited financial statements for the six-months ended June 30, 2000 and 1999 (filed as a part of the Registrant's Form S-4 Registration Statement (File No. 333-39210) and incorporated herein by reference).


      Exhibit 20.5 Unaudited pro forma balance sheets as of June 30, 2000 and September 30, 1999 and statements of operations for the nine-months ended June 30, 2000 and 1999, and for the years ended September 30, 1999, 1998 and 1997 (filed as a part of the Registrant's Form S-4 Registration Statement (File No. 333-39210) and incorporated herein by reference).

                                     SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    ORASURE TECHNOLOGIES, INC.


Date:  October 13, 2000             By: /s/ Charles E. Bergeron
                                        --------------------
                                        Charles E. Bergeron



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


                                  EXHIBIT INDEX


      Exhibit No.       Description

      Exhibit 2.1 Agreement and Plan of Merger, dated May 6, 2000, by and among Epitope, Inc., OraSure Technologies, Inc. (f/k/a Edward Merger Subsidiary, Inc.) and STC Technologies, Inc. (filed with the Registrant's Form S-4 Registration Statement (File No. 333-39210) as ANNEX A thereto, and incorporated herein by reference).

      Exhibit 20.1 Joint Proxy Statement/Prospectus (filed as a part of the Registrant's Form S-4 Registration Statement (File No. 333-39210) and incorporated herein by reference)..

      Exhibit 20.2 Audited financial statements of Epitope as of September 30, 1999 and 1998 and for each of the three years ended September 30, 1999, 1998, and 1997 (filed with Epitope's Annual Report on Form 10-K for the year ended September 30, 1999, and incorporated herein by reference).

      Exhibit 20.3 Unaudited financial statements of Epitope for the nine-months ended June 30, 2000 (filed with Epitope's Quarterly Report on Form 10-Q for the nine-months ended June 30, 2000, and incorporated herein by reference).

      Exhibit 20.4 The financial statements of STC as of December 31, 1999 and 1998 and for each of the three years ended December 31, 1999, 1998 and 1997 together with unaudited financial statements for the six-months ended June 30, 2000 and 1999 (filed as a part of the Registrant's Form S-4 Registration Statement (File No. 333-39210) and incorporated herein by reference).


      Exhibit 20.5 Unaudited pro forma balance sheets as of June 30, 2000 and September 30, 1999 and statements of operations for the nine-months ended June 30, 2000 and 1999, and for the years ended September 30, 1999, 1998 and 1997 (filed as a part of the Registrant's Form S-4 Registration Statement (File No. 333-39210) and incorporated herein by reference).


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